EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NewBridge Global Ventures, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Mersman, Principal Executive Officer and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2018	/s/ MARK MERSMAN Mark Mersman, Principal Executive Officer, Chief Executive Officer NewBridge Global Ventures, Inc.